The Flex-funds

               THE MONEY MARKET FUND

               2002 ANNUAL REPORT

               December 31, 2002

[GRAPHIC APPEARS HERE]

                                         The Flex-funds
                                         Managed by a Meeder Financial Company
                                         6000 Memorial Drive, Dublin Ohio, 43017
                                         Call Toll Free 800-325-3539 | 760-2159
                                         Fax: 614-766-6669 | www.flexfunds.com
                                         Email: flexfunds@meederfinancial.com

The Flex-funds

THE MONEY MARKET FUND

PERFORMANCE PERSPECTIVE

Average Annual Total Returns        1           3          5         10          Since
as of December 31, 2002          year       years      years      years      Inception
--------------------------------------------------------------------------------------
The Money Market Fund            1.59%       3.95%      4.42%      4.57%          5.63%/1/
Average Money Market Fund        1.00%       3.36%      3.90%      4.18%          5.21%/2/
======================================================================================
Current & Effective Yields*      7-day simple yield: 1.22% 7-day compound yield: 1.23%
--------------------------------------------------------------------------------------

/1/ Inception Date: 3/27/85

/2/ Average annual total return from 3/31/85 to 12/31/02.

* Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

Source for average money market fund data: Lipper, Inc.

ANNUAL MARKET PERSPECTIVE

[PHOTO OF JOSEPH A. ZARR, CO-PORTFOLIO MANAGER]

[PHOTO OF CHRISTOPHER M.O'DANIEL, CFA, CO-PORTFOLIO MANAGER]

2002 turned out to be a year of extremes for money market funds. After the Federal Reserve had lowered the Fed funds target rate in late 2001, investors assumed they had seen the last of rate cuts for the foreseeable future. Expectations in the early part of 2002 favored rate hikes, and by March 2002, market prices reflected a possible increase in rates of more than 1 percentage point through the end of the year. Accordingly, we lengthened the Fund's average maturity as much as allowable to take advantage of the higher yields available on longer-term securities.

The higher rates that had been offered in the spring vanished in the summer, as it became apparent that the Fed would either hold rates steady or lower them one more time. The Fund maintained a relatively long average maturity throughout the summer and early fall, seeking the highest possible return for investors in a declining rate environment. Talk of potential deflation in the U.S. economy became more prevalent as the year progressed, and investors debated whether the Fed would cut rates dramatically to ward off deflation or maintain them to support inflationary tactics.

The Fed eventually sided with the deflation hawks, lowering the Fed funds target rate by one-half of a percentage point on November 6. By year end, we reduced the Fund's average daily maturity to the low 60-day range, as short-term instruments offered little opportunity for increasing yield.

Looking forward, we anticipate that yields will remain historically low with the possibility of an increase in the 1st Quarter of 2003. Traditional economic and political factors may influence rates later on as foreign policy decisions weigh on the economy. Given the current environment, we will make every effort to maximize returns and manage risk for the Fund's investors.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended December 31, 2002 and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to perserve the value of your invesment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

2  The Money Market Fund | 2002 Annual Report                  December 31, 2002

The Flex-funds

Portfolio Holdings as of December 31, 2002

[CHART APPEARS HERE]

1) Variable Rate Notes     38%
2) Corporate Notes         29%
3) Commercial Paper        19%
4) US Gov't Agency Notes    8%
5) Repurchase Agreements    6%

Portfolio Holdings are subject to change.

ANNUAL RETURNS

[CHART APPEARS HERE]

Source for average money market fund performance: Lipper, Inc.

           Annual             The Money        Avg. Money
           Returns          Market Fund       Market Fund
          -----------------------------------------------
           1993                    2.98%             2.70%
           1994                    4.10%             3.75%
           1995                    5.85%             5.49%
           1996                    5.27%             4.95%
           1997                    5.38%             5.10%
           1998                    5.31%             5.04%
           1999                    4.96%             4.65%
           2000                    6.20%             5.70%
           2001                    4.10%             3.44%
           2002                    1.59%             1.00%
          ------------------------------------------------

The Money Market Fund | 2002 Annual Report                  December 31, 2002  3

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------

                            Money Market Portfolio



                                                    Principal
                                 Coupon/            Amount ($)
                                  Yield    Maturity or Shares  Value ($)
                                 -------   -------- ---------- ----------
         Commercial Paper  -- 18.6%
       Cintas Corp. ***           1.36%(b) 01/06/03  6,129,000  6,127,842
       FPL Group Capital,
        Inc.***                   1.50%(b) 01/15/03  2,564,000  2,562,504
       General Electric Capital
        Corp.                     1.29%(b) 01/21/03  5,000,000  4,996,278
       Johnson & Johnson ***      1.60%(b) 01/10/03  5,000,000  4,997,875
       Schering Corp.             1.55%(b) 01/17/03 10,000,000  9,992,666
       Toyota Motor Credit        1.28%(b) 01/16/03  9,000,000  8,994,938
       University of California
        Board of Regents          1.16%(b) 01/06/03  1,700,000  1,699,677
                                                               ----------
       Total Commercial Papers
        (Cost $39,371,780)                                     39,371,780
                                                               ----------
         Corporate Obligations -- 65.9%
       Allstate Corp.             6.75%    06/15/03  3,000,000  3,066,409
       Aquarium Holdings, Ky***   1.48%*   01/02/03    108,000    108,000
       Associates Corp.           6.88%    08/01/03  1,000,000  1,025,506
       Austin Printing Co.,
        Inc.***                   1.65%*   01/02/03  2,095,000  2,095,000
       Bank of America Corp.      6.50%    08/15/03    200,000    205,131
       Bank One Corp.             6.88%    06/15/03  5,800,000  5,926,310
       Bath Technologies,
        Inc.***                   1.68%*   01/02/03  1,360,000  1,360,000
       BB & T Corp                7.05%    05/23/03  1,000,000  1,021,638
       Bear Stearns Co., Inc.     6.75%    04/15/03    900,000    912,196
       Bear Stearns Co., Inc.     6.70%    08/01/03  1,108,000  1,137,465
       Bear Stearns Co., Inc.     6.20%    03/30/03  3,500,000  3,537,078
       Bear Stearns Co., Inc.     6.13%    02/01/03  4,260,000  4,274,947
       Beaver Creek Entrprise***  1.65%*   01/02/03  1,730,000  1,730,000
       Boeing Co.                 6.35%    06/15/03  1,225,000  1,248,464
       Cascade Plaza Project***   1.65%*   01/02/03  8,519,000  8,519,000
       Caterpillar Financial
        Service Corp.             5.96%    01/09/03  1,200,000  1,200,972
       Citigroup, Inc.***         7.13%    06/01/03  1,000,000  1,021,892
       Citigroup, Inc.            6.75%    08/15/03    350,000    360,247
       Citigroup, Inc.            5.87%    01/15/03    527,000    527,769
       Clark Grave Vault Co.***   1.48%*   01/02/03  1,500,000  1,500,000
       Coughlin Family Prop.,
        Inc.***                   1.48%*   01/02/03  2,155,000  2,155,000
       Danis Construction Co.***  1.48%*   01/02/03  2,000,000  2,000,000
       Duke Energy Corp.          6.63%    02/01/03  1,000,000  1,003,914
       Espanola/Nambe***          1.65%*   01/02/03  1,185,000  1,185,000
       General Electric Capital
        Corp.                     7.13%    11/01/03  1,000,000  1,043,047
       General Electric Capital
        Corp.                     6.75%    09/11/03    520,000    537,135
       Georgia Power              5.75%    01/31/03  4,850,000  4,865,474
       Gordon Flesch Co.
        Project***                1.65%*   01/02/03    900,000    900,000
       Hancor, Inc***             1.65%*   01/02/03    200,000    200,000
       Isaac Tire, Inc.***        1.48%*   01/02/03    900,000    900,000
       J.P. Morgan                7.63%    01/15/03  2,000,000  2,004,320
       J.P. Morgan                7.50%    02/01/03  5,500,000  5,525,235
       J.P. Morgan                4.50%    08/01/03    500,000    505,715

                                                   Principal
                                  Coupon/          Amount ($)
                                   Yield  Maturity or Shares   Value ($)
                                  ------- -------- ---------- -----------
         Corporate Obligations -- continued
       Keiser Street, Inc.***      1.65%* 01/02/03  1,865,000   1,865,000
       K.L. Morris, Inc.***        1.48%* 01/02/03  2,110,000   2,110,000
       Leggett & Platt, Inc.***    6.11%  05/27/03  4,500,000   4,559,267
       Martin Wheel Co., Inc.***   1.72%* 01/02/03  2,485,000   2,485,000
       Merrill Lynch & Co., Inc.   7.18%  02/11/03  5,100,000   5,130,070
       Merrill Lynch & Co., Inc.   6.00%  02/12/03  2,915,000   2,928,564
       MetLife Insurance
        Co.****                    1.91%* 01/01/03 12,000,000  12,000,000
       Morgan Stanley Dean
        Witter & Co.               7.13%  01/15/03  1,000,000   1,002,020
       Morgan Stanley Dean
        Witter & Co.               6.88%  03/01/03  1,200,000   1,209,610
       Mubea, Inc.***              1.65%* 01/02/03  7,650,000   7,650,000
       National Bank
        Commerce***                1.39%* 01/24/03 10,000,000  10,000,000
       Osco Industries, Inc.***    1.65%* 01/02/03  1,500,000   1,500,000
       O.K.I. Supply Co.***        1.48%* 01/02/03  1,640,000   1,640,000
       Presrite Corp.***           1.65%* 01/02/03    510,000     510,000
       Pro Tire, Inc.***           1.48%* 01/02/03  1,080,000   1,080,000
       Procter & Gamble Co.        5.25%  09/15/03  1,375,000   1,410,755
       R.I. Lampus Co.***          1.65%* 01/02/03    955,000     955,000
       Salomon, Inc.               6.75%  02/15/03  2,660,000   2,675,389
       Seariver Maritime, Inc.***  1.40%* 01/01/03  4,900,000   4,900,000
       SGS Tool Company***         1.65%* 01/02/03    840,000     840,000
       Travelers Group, Inc.       7.00%  06/15/03    120,000     122,448
       Wal-Mart Stores, Inc.       6.50%  06/01/03  1,680,000   1,712,533
       White Castle Project***     1.65%* 01/02/03  7,000,000   7,000,000
                                                              -----------
       Total Corporate Obligations
        (Cost $138,888,520)                                   138,888,520
                                                              -----------
         U.S. Government Agency Obligations -- 8.4%
       Federal Home Loan
        Bank                       5.79%  07/28/03    250,000     254,862
       Federal Home Loan
        Bank                       4.13%  08/15/03    500,000     506,600
       Federal Home Loan
        Bank                       2.05%  11/18/03  5,000,000   5,000,000
       Federal Home Loan
        Bank                       1.90%  11/12/03  5,000,000   5,000,000
       Federal Home Loan
        Bank                       1.65%  12/24/03  3,000,000   3,000,000
       Freddie Mac                 1.59%  12/08/03  4,000,000   3,999,375
                                                              -----------
       Total U.S. Government Agency Obligations
        (Cost $17,760,837)                                     17,760,837
                                                              -----------
         U.S. Treasury Obligations -- 0.0%
       U.S. Treasury Bill **
        1.18%                             05/29/03     63,100      62,773
                                                              -----------
       Total U.S. Treasury Obligations
        (Cost $62,773)                                             62,773
                                                              -----------

                                                                 The Flex-funds

Schedule of Portfolio Investments
December 31, 2002
--------------------------------------------------------------------------------



                                                Principal
                               Coupon/          Amount ($)
                                Yield  Maturity or Shares   Value ($)
                               ------- -------- ---------- -----------
           Repurchase Agreements -- 6.5%
         Salomon Smith Barney,
          Inc., 1.36%,
          01/02/03,
          (Collateralized by
          $13,724,552 Bavaria
          TRR Corp.
          Commercial Paper,
          at 1.39%, due
          01/02/03, value --
          $13,710,444)          1.36%  01/02/03 13,441,500  13,441,500
                                                           -----------
         Total Repurchase Agreements
          (Cost $13,441,500)                                13,441,500
                                                           -----------
         Total Investments -- 99.4%
          (Cost $209,525,410) (a)                          209,525,410
                                                           -----------
         Other Assets less Liabilities -- 0.6%               1,352,025
                                                           -----------
         Total Net Assets -- 100.0%                        210,877,435
                                                           -----------

                                                    Principal
                                                    Amount ($)
                                                    or Shares   Value ($)
                                                    ---------- -----------
       Trustee Deferred Compensation*****
     The Flex-funds Highlands Growth Fund             1,279         14,900
     The Flex-funds Muirfield Fund                    2,786         10,475
     The Flex-funds Total Return Utilities Fund         679          8,596
     Meeder Advisor International Equity Fund         1,095          9,143
                                                               -----------
     Total Trustee Deferred Compensation
      (Cost $43,114)                                                43,114
                                                               -----------
(a)   Cost for federal income tax and financial reporting purposes are the same.
(b)   Effective yield at the time of purchase.
*     Variable rate security. Interest rate is as of December 31, 2002.
      Maturity date reflects the next rate change date.
**    Pledged as collateral on Letter of Credit.
*** Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of December 31, 2002, securities restricted as to resale to institutional investors represented 40.3% of the Portfolio.
**** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of December 31, 2002, illiquid securities represented 5.7% of the Portfolio.
***** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Statement of Assets & Liabilities
December 31, 2002
--------------------------------------------------------------------------------

                                                                                     The Money
                                                                                      Market
                                                                                       Fund
                                                                                    ------------
Assets
Investments in corresponding portfolio, at value                                    $186,248,496
Receivable from investment advisor                                                        14,057
Other assets                                                                              91,076
------------------------------------------------------------------------------------------------
Total Assets                                                                         186,353,629
------------------------------------------------------------------------------------------------

Liabilities
Dividends payable                                                                         14,147
Accrued distribution plan fees (12b-1)                                                    32,527
Accrued transfer agent and administrative fees                                            24,899
Other accrued liabilities                                                                  2,331
------------------------------------------------------------------------------------------------
Total Liabilities                                                                         73,904
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Net Assets                                                                          $186,279,725
------------------------------------------------------------------------------------------------

Net Assets
Capital                                                                             $186,279,725
------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $186,279,725
------------------------------------------------------------------------------------------------

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)
                                                                                     186,279,725
Net Asset Value, Offering and Redemption Price Per Share                            $       1.00

See accompanying notes to financial statements.

                                                                 The Flex-funds

Statements of Operations
For the Year Ended December 31, 2002
--------------------------------------------------------------------------------

                                                                The Money
                                                                 Market
                                                                  Fund
                                                               ----------
      Net Investment Income from Corresponding Portfolio
      Interest                                                 $4,548,138
      Expenses net of reductions                                 (455,922)
      --------------------------------------------------------------------
      Total Net Investment Income from Corresponding Portfolio  4,092,216
      --------------------------------------------------------------------

      Fund Expenses
      Administrative                                              112,107
      Transfer agent                                              168,083
      Audit                                                         3,125
      Legal                                                         3,801
      Printing                                                     61,190
      Distribution plan (12b-1)                                   165,235
      Postage                                                      63,580
      Registration and filing                                      25,865
      Insurance                                                     7,053
      Other                                                        50,548
      --------------------------------------------------------------------
      Total Expenses Before Reductions                            660,587
      --------------------------------------------------------------------

      Expenses reimbursed by investment advisor                  (119,980)
      --------------------------------------------------------------------
      Net Expenses                                                540,607
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Net Investment Income                                     3,551,609
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Net Change in Net Assets Resulting from Operations       $3,551,609
      --------------------------------------------------------------------

See accompanying notes to financial statements.

The Flex-funds

Statements of Changes in Net Assets
For The Years Ended December 31, 2002
--------------------------------------------------------------------------------

                                                                                       The Money
                                                                                      Market Fund
                                                                             ----------------------------
                                                                                  2002           2001
                                                                             -------------  -------------
Operations
Net investment income                                                        $   3,551,609  $   9,586,453
----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                               3,551,609      9,586,453
----------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                                                      (3,551,609)    (9,586,453)
----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from distributions                           (3,551,609)    (9,586,453)
----------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                                         279,654,157    414,752,340
Reinvested                                                                       3,508,939      9,405,254
Redeemed                                                                      (318,477,532)  (435,790,875)
----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from capital transactions                   (35,314,436)   (11,633,281)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                     (35,314,436)   (11,633,281)
----------------------------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                                              221,594,161    233,227,442
----------------------------------------------------------------------------------------------------------

Net Assets -- End of Period                                                  $ 186,279,725  $ 221,594,161
----------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income            --             --
----------------------------------------------------------------------------------------------------------

Share Transactions
Issued                                                                         279,654,157    414,752,340
Reinvested                                                                       3,508,939      9,405,254
Redeemed                                                                      (318,477,532)  (435,790,875)
----------------------------------------------------------------------------------------------------------
Net change in shares                                                           (35,314,436)   (11,633,281)
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Money Market Fund

                                                       2002      2001      2000      1999      1998
                                                     --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period                 $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                   0.016     0.040     0.060     0.049     0.052
------------------------------------------------------------------------------------------------------
Total from Investment Operations                        0.016     0.040     0.060     0.049     0.052
------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                             (0.016)   (0.040)   (0.060)   (0.049)   (0.052)
------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.016)   (0.040)   (0.060)   (0.049)   (0.052)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)    1.59%     4.10%     6.20%     4.96%     5.31%

Ratios/Supplemental Data
Net assets, end of period ($000)                     $186,280  $221,594  $233,227  $232,023  $154,255
Ratio of net expenses to average net assets             0.44%     0.44%     0.41%     0.41%     0.40%
Ratio of net investment income to average net assets    1.58%     4.00%     6.01%     4.88%     5.19%
Ratio of expenses to average net assets before
  reductions (1)                                        0.66%     0.62%     0.60%     0.54%     0.59%

(1) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds

Notes to Financial Statements
December 31, 2002
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. At December 31, 2002, the Trust consisted of seven separate series. The accompanying financial statements relate only to The Money Market Fund (the "Fund"). The Fund invests all of its investable assets in a corresponding open-end management investment company (the "Portfolio"). The Fund, the Portfolio into which the Fund invests and the percentage of the Portfolio owned by the Fund is as follows:

                                                       Percentage of Portfolio
                                                          Owned by Fund as
Fund                       Portfolio                    of December 31, 2002*
----                       ---------                   -----------------------
The Money Market Fund      Money Market Portfolio                88%

*There is a partner of the Portfolio that owns a de minimis position.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments. The Fund records its investment in the corresponding Portfolio at value. Valuation of securities held by the Portfolio is discussed in the notes of the Portfolio's notes to financial statements included elsewhere in this report.

Federal income taxes. It is the Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The Fund declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. The Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets.

Investment income & expenses. The Fund records daily its proportionate share of the corresponding Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund based on the Fund's relative net assets or other appropriate basis.

2.  Agreements and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides the Portfolio with investment management, research, statistical and advisory services.

                                                                 The Flex-funds

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for the Fund. In compensation for such services, the Fund pays MFSCo an annual fee equal to the greater of $20 per active shareholder account or 0.08% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 from the Fund. The Fund is currently subject to an expense cap, thus the basis point fee has been reduced by 0.02%.

MFSCo provides the Trust with certain administrative services. In compensation for such services, the Fund pays MFSCo an annual fee equal to 0.05% of the Fund's average daily net assets.

MAM has agreed to reduce its fees and/or reimburse expenses, including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) to the extent necessary to achieve an effective yield for the Fund that will rank in the top 10% of yields for all general purpose money market funds in 2002. Such reduction and/or reimbursement is limited to the total of fees charged to the Fund by MAM and MFSCo. For the year ended December 31, 2002, MAM reimbursed $119,980 to the Fund.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. The Fund has adopted a distribution plan that limits the Fund, on an annual basis, to pay 0.20% of average daily net assets for such expenses. However, the Fund expensed what was actually incurred during the year ended December 31, 2002.

3.  Federal Tax Information

The Fund paid dividends, characterized for tax purposes as ordinary income of $3,571,277 during the year ended December 31, 2002./1/

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis for the Fund was as follows:

                             Accumulated
     Undistributed           Capital and    Unrealized         Total
       Ordinary    Dividends Other Gains  Appreciation/     Accumulated
        Income      Payable  and (Losses) (Depreciation) Earnings/(Deficit)
     ------------- --------- ------------ -------------- ------------------
        $14,147     $14,147      $--           $--              $--

/1/ Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

The Flex-funds

                         Independent Auditors' Report

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statement of assets and liabilities of The Flex-funds -- The Money Market Fund (the Fund) as of December 31, 2002, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 21, 2003

                                                                 The Flex-funds

Statements of Assets and Liabilities
December 31, 2002
--------------------------------------------------------------------------------

                                                                      Money
                                                                     Market
                                                                    Portfolio
                                                                   ------------
Assets
Investments, at value*                                             $196,083,910
Repurchase agreements, at value*                                     13,441,500
Trustee deferred compensation investments, at value                      43,114
Cash                                                                         70
Interest and dividend receivable                                      1,404,254
Prepaid expenses/other assets                                             2,340
-------------------------------------------------------------------------------
Total Assets                                                        210,975,188
-------------------------------------------------------------------------------

Liabilities
Payable for Trustee Deferred Compensation Plan                           43,114
Payable to investment advisor                                            26,477
Accrued fund accounting fees                                              5,442
Other accrued liabilities                                                22,720
-------------------------------------------------------------------------------
Total Liabilities                                                        97,753
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Net Assets                                                   $210,877,435
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
* Investments, at cost                                             $209,525,410
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Flex-funds

Statement of Operations
For The Year Ended December 31, 2002
--------------------------------------------------------------------------------


                                                                       Money
                                                                      Market
                                                                     Portfolio
                                                                    ----------
Investment Income
Interest                                                            $5,176,992
-------------------------------------------------------------------------------
Total Investment Income                                              5,176,992
-------------------------------------------------------------------------------

Expenses
Investment advisor                                                     786,765
Fund accounting                                                         62,471
Trustee                                                                  9,117
Audit                                                                   12,575
Custodian                                                               33,218
Legal                                                                    4,208
Insurance                                                                8,634
Other                                                                    6,113
-------------------------------------------------------------------------------
Total Expenses Before Reductions                                       923,101
-------------------------------------------------------------------------------
Investment advisor fees waived                                        (404,708)
-------------------------------------------------------------------------------
Total Net Expenses                                                     518,393
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Investment Income                                                4,658,599
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                  $4,658,599
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

Statements of Changes in Net Assets
For The Years Ended December 31,
--------------------------------------------------------------------------------


                                                                                 Money Market Portfolio
                                                                              ----------------------------
                                                                                   2002           2001
                                                                              -------------  -------------
Operations
Net investment income                                                         $   4,658,599  $  14,099,302
-----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                                4,658,599     14,099,302
-----------------------------------------------------------------------------------------------------------

Transactions of Investors' Beneficial Interests
Contributions                                                                   325,392,543    638,416,530
Withdrawals                                                                    (389,503,659)  (679,391,675)
-----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from transactions of investors' beneficial
  interests                                                                     (64,111,116)   (40,975,145)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                      (59,452,517)   (26,875,843)
-----------------------------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                                               270,329,952    297,205,795
-----------------------------------------------------------------------------------------------------------

Net Assets -- End of Period                                                   $ 210,877,435  $ 270,329,952
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Money Market Portfolio

                                      2002     2001     2000      1999      1998
                                    -------- -------- -------- ---------- --------
Total Return                           1.83%    4.54%    6.61%      5.37%    5.71%
Net assets, end of period ($000)    $210,877 $270,330 $297,206 $1,104,197 $798,269
Ratio of net expenses to average
  net assets                           0.20%    0.21%    0.19%      0.18%    0.18%
Ratio of net investment income to
  average net assets                   1.83%    4.26%    6.05%      5.07%    5.39%
Ratio of expenses to average net
  assets before reductions             0.36%    0.35%    0.30%      0.30%    0.30%

See accompanying notes to financial statements.

                                                                 The Flex-funds

Notes to Financial Statements
December 31, 2002
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

The Money Market Fund (the "Fund") invests all of its investable assets in a corresponding open-end management investment company (a "Portfolio") having the same investment objective as the Fund. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes the Portfolio qualifies as a partnership, and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio pays no income dividend or capital gain distribution.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Money market securities held in the Portfolio are valued at amortized cost, which approximates value. In compliance with rule 2a-7 of the 1940 Act, the amortized values are compared to prices obtained from independent pricing services that use valuation techniques approved by the Board of Trustees ("Trustees").

Repurchase agreements. The Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

Federal income taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is the Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolio records security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

The Portfolio has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolio's fidelity bond coverage.

2.  Investment Transactions

As of December 31, 2002, the aggregate cost basis of investments for federal income tax purposes was $209,525,410.

3.  Investment Advisory Fees and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides the Portfolio with investment management, research, statistical and advisory services. For such services the Portfolio pays a fee at the following annual rates: 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 2002, MAM agreed to reduce $404,708 of investment advisory fees in the Portfolio.

The Flex-funds

Mutual Funds Service Co. ("MFSCo"), a wholly owned subsidiary of Meeder, serves as accounting services agent for the Portfolio. In compensation for such services, the Portfolio pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

    b. $30,000.

                                                                 The Flex-funds

                         Independent Auditors' Report

To the Shareholders and The Board of Trustees of the Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities of the Money Market Portfolio (the Portfolio), including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2002, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio at December 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 21, 2003

The Flex-funds

Trustees and Officers
--------------------------------------------------------------------------------
Certain trustees and officers of the Portfolio are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and the Portfolio and elect their officers. The officers are responsible for the Portfolios day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address(1), and Year of Birth Position and Length of Service(2) Principal Occupation During Past Five Years
----------------------------------- --------------------------------- -------------------------------------------
      Robert S. Meeder, Sr.*           Trustee and President            Chairman of Meeder Asset
      Year of Birth: 1929                                               Management, Inc., an investment
                                                                        advisor; Chairman and Director of
                                                                        Mutual Funds Service Co., the Fund
                                                                        Complex's transfer agent; Director of
                                                                        Adviser Dealer Services, Inc., the
                                                                        Fund Complex's Distributor.

      Milton S. Bartholomew            Trustee                          Retired; formerly a practicing attorney
      Year of Birth: 1929                                               in Columbus, Ohio; member of the
                                                                        Fund Complex's Audit Committee.

      Roger D. Blackwell               Trustee                          Professor of Marketing and Consumer
      Year of Birth: 1940                                               Behavior, The Ohio State University;
                                                                        President of Blackwell Associates,
                                                                        Inc., a strategic consulting firm.

      Robert S. Meeder, Jr.*           Trustee and Vice President       President of Meeder Asset
      Year of Birth: 1961                                               Management, Inc.

      Walter L. Ogle                   Trustee                          Retired; formerly Executive Vice
      Year of Birth: 1937                                               President of Aon Consulting, an
                                                                        employee benefits consulting group;
                                                                        member of the Fund Complex's Audit
                                                                        Committee.

      Charles A. Donabedian            Trustee                          President, Winston Financial, Inc.,
      Year of Birth: 1943                                               which provides a variety of marketing
                                                                        consulting services to investment
                                                                        management companies; CEO,
                                                                        Winston Advisors, Inc., an investment
                                                                        advisor; member of the Fund
                                                                        Complex's Audit Committee.

      James W. Didion                  Trustee                          Retired; formerly Executive Vice
      Year of Birth: 1930                                               President of Core Source, Inc., an
                                                                        employee benefit and Workers'
                                                                        Compensation administration and
                                                                        consulting firm (1991-1997).

      Jack W. Nicklaus                 Trustee                          Designer, Nicklaus Design, a golf
      Year of Birth: 1961                                               course design firm and division of The
                                                                        Nicklaus Companies.

1  The address of each Trustee is 6000 Memorial Drive, Dublin, OH 43017.
2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

                                                                 The Flex-funds

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

MANAGER AND INVESTMENT ADVISOR:
Meeder Asset Management
6000 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

BOARD OF TRUSTEES
Milton S. Bartholomew
Dr. Roger D. Blackwell
James Didion
Charles Donabedian
Robert S. Meeder, Sr.
Robert S. Meeder, Jr.
Jack Nicklaus II
Walter L. Ogle

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, Ohio 45201

TRANSFER AGENT DIVIDEND DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, Ohio 43017

AUDITORS
KPMG LLP
Columbus, Ohio 43215

The Flex-funds

Managed by a Meeder Financial Company
6000 Memorial Drive, Dublin Ohio, 43017
Call Toll Free 800-325-3539 | 760-2159
Fax: 614-766-6669 | www.flexfunds.com
Email: flexfunds@meederfinancial.com